UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                               February 18, 2015

                                                                 VYSTAR CORPORATION

(Exact name of registrant as specified in its charter)

            Georgia                                   000-53754                                             20-2027731

(State or other jurisdiction of incorporation)

(Commission File Number)

(IRS Employer

Identification No.)

2484 Briarcliff Rd NE, #22, Suite 159, Atlanta, GA	30329

(Address of principal executive offices)

          (Zip Code)

Registrant’s telephone number, including area code            (866) 674-5238

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 18, 2015, Warren S. Binderman agreed to become the Company’s Acting Chief Financial Officer, succeeding William R. Doyle, the interim Chief Financial Officer of the Company.  Mr. Doyle continues to be the Chairman, President and Chief Executive Officer of the Company. Mr. Binderman will be compensated on an hourly basis and will work for the Company on a part-time basis.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibits

99.1	Press Release regarding the appointment of Warren S. Binderman as Acting Chief Financial Officer of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VYSTAR CORPORATION
February 19, 2015	By: /s/ William R. Doyle________ William R. Doyle Chairman, President and Chief Executive Officer

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